Guanwei Recycling Corp.

(NASDAQ: GPRC)

China's Leading Clean-Tech Recycled Low Density Polyethylene Manufacturer





Investor Presentation

September, 2010







Safe Harbor Statement

Information in this Company prepared powerpoint may contain statements about future expectations, plans, prospects or performance of Guanwei Recycling Corp. (the "Company") that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. The words or phrases "can be," "expects," "may affect," "believe," "estimate," "project," and similar words and phrases are intended to identify such forward-looking statements. The Company cautions you that any forward-looking information provided by or on behalf of Guanwei Recycling Corp. is not a guarantee of future performance. All such forward-looking statements are current only as of the date on which such statements were made. The Company does not undertake any obligation to publicly update any forward-looking statement to reflect events or circumstances after the date on which any such statement is made or to reflect the occurrence of unanticipated events.

Mission Statement

Our mission is to sustain rapid growth in profits and sales as China's leading "green" manufacturer of high quality, recycled, low density polyethylene.

Symbol	GPRC
Shares Outstanding	20MM
Market Cap	$60MM (as of 8/25/2010)
Stock Price	$3.00 (as of 8/25/2010)
Float	8MM Shares


PLASTIC

Who We Are

- FUQING PLANT (Fujian Province):
- 500 full time employees, 35 in management positions.
- 60,000 square meters
- Production capacity: 50,000 tons



- Founded in April, 2005, Guanwei is China's largest manufacturer of recycled low density polyethylene (LDPE).
- Guanwei is a clean-tech leader in the world's largest market for recycled plastics (China).
- Guanwei is one of very few authorized Chinese plastic recyclers also audited by Germany's TUV Rheinland Cert GmbH.
- Guanwei is a leader in its ability to procure nearly all of its raw material (plastic scrap) directly from Europe (mainly Germany, Spain and Holland).
- Guanwei has 10 long term plastic scrap suppliers and more than 300 clients throughout China in more than 10 diversified industries.

China: The World's Largest Recycled Plastics Market

- **Domestic plastic production has exceeded 10% growth annually.**[1]
- **China is the 2nd largest plastics products manufacturer in the world and the world's largest recycler of plastic.**[2]
- **China consumed more than 50 million tons of plastic in 2008, only half of which was manufactured domestically.**[1]
- **Consequently, plastic recycling growth in China has exceeded 30% annually, over the past 5 years.**[3]


Guanwei's Growth Drivers:

- ✓ Chinese Growth and Urbanization Creates Growing Demand for Plastic.
- ✓ Plastic Usage is Stimulated by the Government.
- ✓ Growing Need for Water Infrastructure Using Plastic Pipes.
- ✓ Increasing Government Environmental Demands.

[1] Chinese national plastic industry website: www.51pla.com
[2] The Plastic Industry Statistics & Research Report (2008)
[3] Beijing Plastic Industry Association

Chinese Government Support

- China has implemented licensing inspection and other procedures to achieve a high standard for both recycled plastics and plastic disposal.
- The government promotes the usage of plastic pipes which will increase the overall demand for plastic in China.
- The government has prescribed the use of plastic for:
  - ✓ Over 80% of building water supply and sewage pipelines
  - ✓ Over 80% of building engineering water pipelines, hot water supply pipelines and heating supply pipelines
  - ✓ Over 70% of building rainwater drainage pipelines
- By 2010, China's annual production of plastic pipelines for construction will reach 4.5 million tons and by 2015, will exceed 6 million tons.*



What this Means to Guanwei:

- Growing demand for expanding water infrastructure nationwide.
- Demand of LDPE grows quickly, in 2009, total of 18 million tons of LDPE consumed worldwide, estimated 2010 LDPE consumption – 22 million tons. **



*Beijing Plastic Industry Association
**BRNH of China Int'l.

Guanwei: An Environmental Leader

- Guanwei is dedicated to environmental stewardship.
- The Company strives to eliminate ground contamination. Its sewage treatment area exceeds 4800㎡, is over 10 meters deep and is served by an industry leading 18 suction pumps. Effluent is filtered many times before discharge to a post-treatment area to avoid permeating the earth.
- Guanwei is one of the very few LDPE processors in China that meets the European processing standard and is also recognized by the Chinese government agencies for plastic waste importing and processing.
- Guanwei's concern for the environment encompasses transportation, manufacturing, worker safety, as well as waste disposal.





Our Business Advantage:
More Profitable, High-Quality Plastic

Guanwei Recycling Corp.

- Guanwei can directly procure plastic waste from Europe.
- Much of the supply is from Germany, which has developed very high state certification standards for recycled products.
- Guanwei is formally examined by *TuV Rheinland Cert GmbH* every two years and on an intermittent basis.
- Import license for restricted solid waste is issued by China Customs and approvals are only issued to qualified importer/processors.
- All raw materials are imported in containers, with special approval of China Inspection and Quarantine.

- 10 European suppliers of high quality plastic scrap.
- Direct importation eliminates "middle-men".
- High quality of material and experienced labor force improves product yield.
- Net consequence: much lower production costs than competitors and higher priced end products.
- Further: recycled plastic sells for much less than "virgin" plastic.

GPRC Specialized Recycling Process

Raw Material Classification	Smashing	Washing + Packing	LDPE Final Product
Plastic wastes are classified by hand.	*Currently, GPRC has 8 machines for their smashing process.*	*Plastics are washed several times to enhance quality.*	*32 plastic grain machines-- the largest production capacity in China.*

LDPE Beads

Delivered to customers who convert into a wide variety of plastic products.



Four Grades of Plastic Grains


A GRADE WHITE
A
B GRADE WHITE
B
C GRADE WHITE
C
BLACK
D

- ✓ Grade A product sells for about US$1200/ton (as of July).



LDPE: Multiple Products

Characteristics of Recycled LDPE (Low Density Polyethylene):

- ✓ Process ease
- ✓ Strong impact resistance
- ✓ Flexible, tough, sealable, moisture barrier

Developed by customers into a wide range of end products, primarily:

- ✓ Plastic pipes (water, sewage, gas, sheath wire)
- ✓ Shoe soles
- ✓ Plastic film and vapor barriers

All LDPE in products is fully recyclable

Year Over Year Growth in Revenues & Profits


Revenue
$ Millions
50
40
30
20
10
0
$9.7MM
$16.8MM
$25.4MM
$47.3MM
2006
2007
2008
2009
2006
2007
2008
2009


Net Income
$ Millions
4
3
2
1
$1.8MM
$2.9MM
$3.2MM
$6.5MM
2006
2007
2008
2009
2006
2007
2008
2009

Strong Gains – Full Year 2009


Revenue
Twelve Months Ended Dec. 31
$ Millions
40
35
30
25
20
15
10
5
0
86%
$25.4MM
$47.3MM
2008
2009


Net Income
Twelve Months Ended Dec. 31
$ Millions
6
5
4
3
2
1
0
102%
$3.2MM
$6.5MM
2008
2009

✓Following 2009 first half world economic crisis, LDPE pricing has improved

Recent Events

- New German raw material suppliers
- Construction of expanded washing and smashing plant completed in July
- Margins normalizing above 30%
- Recycled LDPE prices rising: $1,200/ton in July
- Increased manufacturing costs compared with unusual results last year due to financial crisis related actions

Continued Growth in Revenues

(In Millions)


Second Quarter
$7.8
$9.1
+16.59%
10
8
6
4
2
0
2009
2010
First Half
$15.1
$18.1
+20.1%
20
16
12
8
4
0
2009
2010

- **Manufacturing facility expansion completed in July.**
- **2009 first half revenues as reported were $30,447,450 including $7,483,107 in inventory sales, and $7,512,903 in discontinued sales of products produced by other manufacturers.**

Net Income

(In Millions)

Second Quarter



4
3.5
3
2.5
2
1.5
1
0.5
0
-32.17%
$2.46
$1.67
2009
2010

First Half



4
3.5
3
2.5
2
1.5
1
0.5
0
+3.83%
$3.73
$3.87
2009
2010

- •48.52% gross margin in 2009 Q2 was an anomaly vs. 2010 Q2 gross margin of 31.01%
- •2010 Q2 EPS $0.09 (fully diluted) vs. 2009 Q2 EPS $0.12 (fully diluted)
- •2010 First Half EPS $.20 (fully diluted) vs. 2009 First Half EPS $.19 (fully diluted)

2010 First Half Summary

	2010	2009	% Change
Tonnage Sold	17,371	15,539	+11.79%
Selling Prices Per Ton	$1,046	$974	+7.39%
Average Manufacturing Costs* Per Ton	$639	$648	-10%

*Recycled LDPE and sorted non-LDPE materials

Gross Profit Margins: 30%+

	2009 First Half	2010 First Half	2010 Q2	2010 Q1
Gross Profit Margins:	18%	33%	31.01%	34.98%

2010 Second Half Strong Growth Outlook

- Maintain Margins Above 30% Despite Rising Costs
- Maintain 30%-40% Differential Between Recycled LDPE Selling Price vs. Virgin Plastic
- Substantially Boost Production in Q3 and Q4 After Warehouse Construction is Completed To Achieve Sales of At Least 40,000 to 42,000 Tons of Recycled LDPE (+28% to +35%) For The Full Year
- Continue To Add New Long-Term Raw Material Suppliers

Strategies for Growth


Add Strategic Relationships
Increase Processing Capacity
Develop Additional By-Products
Expand Overseas Material Sources
Guanwei Recycling Corp.

Management Team

Over 100 Years of Combined Experience in the Plastic Recycling Industry

Chen Min, Founder, Chairman & CEO

- ✓ 1999 to 2005: served as Chairman, CEO of Fuqing Huanli Plastic Corp.
- ✓ Holds a Bachelors degree in economics from Xiamen University, Masters from Tsing Hua University in 2009.
- ✓ Completed study of advanced Japanese recycling business in Japan.

Yang Feng, Chief Financial Officer

- ✓ Has over 18 years of CPA experience. He earned a Bachelors degree in Accounting from China Northwest University.
- ✓ 2007 to 2009: served as Chief Financial Officer of Xi'An Li Ao Technology Inc.
- ✓ 2003 to 2006: he worked as the Financial Controller for China Diary Group Limited (CHDA, Singapore Securities Exchange listing).

Gao Juguang, General Sales Manager

- ✓ Has successfully developed over 200 client relationships in over 10 provinces.
- ✓ 1997 to 2005: Sales Manager of Fujian Zhenyun Plastics Corp., Fujian Yatong Plastics Corp. and Rongyin Plastics Corp.
- ✓ He earned a degree in chemistry from Fuzhou University in 1982.

Investment Highlights

- A rapidly growing "pure" clean-tech company.
- Strong demand for recycled plastic as plastic consumption far exceeds domestic production.
- Strong government support for recycled plastic products, especially in infrastructure projects.
- Major cost and product quality advantages through European procurement.
- Secure, diversified long term raw material supply (mainly Germany, Holland and Spain).
- Diversified Client Base: nearly 300 current clients in more than ten industries with no concentration. All are domestic.
- Demonstrated Success: highly profitable and exponential sales growth.
- Seasoned management team with over 100 years of combined industry experience and dedicated to a "green" China.
- Undiscovered by Wall Street. Recently listed on NASDAQ (April, 2010)

Thank You

Questions & Answers

Contacts

Corporate Contact:
Chen Min (CEO)
Fuqing Rongqiao Economic Zone
Fuqing City, Fujiang Province
China
Tel (86-591) 8537-2532
Fax (86-591) 8537-0005
chenmin8855@163.com

Press Contact (U.S.):
Ken Donenfeld
75 Maiden Lane
New York, NY 10038
DGI Investor Relations/Focus Asia Partners
Tel: 212-425-5700
Fax: 646-381-9727
donfgroup@aol.com
kdonenfeld@dgiir.com



IR Contact (U.S.):

Mark Miller
East West Network Group
mmeastwest@hotmail.com
Ph: (770) 436-7429